Exhibit 3.1.18

CERTIFICATE OF INCORPORATION

OF

CAPSTAR BROADCASTING PARTNERS, INC.

FIRST: The name of the corporation is Capstar Broadcasting Partners, Inc.

SECOND: The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801 in New Castle County, Delaware. The name of its registered agent at such address is The Corporation Trust Company.

THIRD: The nature of the business or purposes to be conducted or promoted by the corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

FOURTH: The total number of shares of all classes of stock which the corporation shall have authority to issue is Two Hundred Million (200,000,000) shares of Common Stock of the par value of One Cent ($0.01) per share.

FIFTH: The name of the incorporator is P. Gregory Hidalgo and his mailing address is c/o Vinson & Elkins L.L.P., 3700 Trammell Crow Center, 2001 Ross Avenue, Dallas, Texas 75201.

SIXTH: The name and mailing address of each director, who shall serve until the first annual meeting of stockholders or until their successors are elected and qualified, are as follows:

Name	Address
Thomas O. Hicks	200 Crescent Court, Suite 1600 Dallas, Texas 75201

Eric C. Neuman	200 Crescent Court, Suite 1600 Dallas, Texas 75201

R. Steven Hicks	600 Congress, Suite 1270 Austin, Texas 78701

The number of directors of the corporation shall be as specified in, or determined in the manner provided in, the bylaws. Election of directors need not be by written ballot.

SEVENTH: In furtherance of, and not in limitation of, the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the bylaws of the corporation.

EIGHTH: Whenever a compromise or arrangement is proposed between the corporation and its creditors or any class of them and/or between the corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the corporation, as the case may be, and also on the corporation.

NINTH: No director of the corporation shall be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions nor in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an

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improper personal benefit. In addition to the circumstances in which a director of the corporation is not personally liable as set forth in the preceding sentence, a director of the corporation shall not be liable to the fullest extent permitted by any amendment to the Delaware General Corporation Law hereafter enacted that further limits the liability of a director.

TENTH: The corporation shall have the right, subject to any express provisions or restrictions contained in this certificate of incorporation or bylaws of the corporation, from time to time, to amend this certificate of incorporation or any provision hereof in any manner now or hereafter provided by law, and all rights and powers of any kind conferred upon a director or stockholder of this corporation by this certificate of incorporation or any amendment hereof are subject to such right of the corporation.

I, the undersigned, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the Delaware General Corporation Law, do make this certificate, hereby declaring that this is my act and deed and that the facts herein stated are true, and accordingly have hereunto set my hand this 11th day of October, 1996.

/s/ P. Gregory Hidalgo
P. Gregory Hidalgo

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CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

CAPSTAR BROADCASTING PARTNERS, INC.

(Incorporated on October 11,1996)

(Pursuant to Section 242 of the General Corporation

Law of the State of Delaware)

Capstar Broadcasting Partners, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies:

FIRST, that the board of directors of the Corporation duly adopted resolutions proposing and declaring advisable the following amendments to the Certificate of Incorporation of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware:

“RESOLVED, that the Board of Directors of the Corporation deems and declares advisable an amendment to the Certificate of Incorporation of the Corporation to amend Article FOURTH to read in its entirety as follows:

FOURTH: The total number of shares of all classes of capital stock which the corporation shall have authority to issue is 210,000,000 shares consisting of (a) 10,000,000 shares of preferred stock, par value of $.01 per share (the “Preferred Stock”), and (b) 200,000,000 shares of common stock, par value of $.01 per share (the “Common Stock”).

The designations, powers, preferences, rights, qualifications, limitations, and restrictions of the Preferred Stock and the Common Stock are as follows:

1.	Provisions Relating to the Preferred Stock.

(a) The Preferred Stock may be issued from time to time in one or more classes or series, the shares of each class or series to have such designations, powers, preferences and rights and such qualifications, limitations and restrictions thereof as are stated and expressed herein and in the resolution or resolutions providing for the issue of such class or series adopted by the Board of Directors of the corporation as hereafter prescribed.

(b) Authority is hereby expressly granted to and vested in the Board of Directors to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, and with respect to each class or series of the Preferred Stock, to fix and state by the resolution or resolutions from time to time adopted providing for the issuance thereof the following;

(i) whether or not the class or series is to have voting rights, full, special or limited, or is to be without voting rights, and whether or not such class or series is to be entitled to vote as a separate class either alone or together with the holders of one or more other classes or series of stock:

(ii) the number of shares to constitute the class or series and the designations thereof;

(iii) the preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to any class or series;

(iv) whether or not the shares of any class or series shall be redeemable at the option of the corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable in the form of cash, notes, securities or other property) and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

(v) whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the annual amount thereof and the terms and provisions relative to the operation thereof;

(vi) the dividend rate, whether dividends are payable in cash, securities of the corporation or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividends shall be cumulative or noncumulative and, if cumulative, the date or dates from which such dividends shall accumulate;

(vii) the preferences, if any, and the amounts thereof which the holders of any class or series thereof shall be entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the corporation;

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(viii) whether or not the shares of any class or series, at the option of the corporation or the holder thereof or upon the happening of any specified event, shall be convertible into or exchangeable for the shares of any other class or classes or of any other series of the same or any other class or classes of stock, securities, or other property of the corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

(ix) such other special rights and protective provisions with respect to any class or series as may to the Board of Directors seem advisable.

(c) The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any or all of the foregoing respects. The Board of Directors may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any other class or series. The Board of Directors may decrease the number of shares of the Preferred Stock designated for any existing class or series by a resolution subtracting from such class or series authorized and unissued shares of the Preferred Stock designated for such existing class or series, and the shares so subtracted shall become authorized, unissued and undesignated shares of the Preferred Stock.

2.	Provisions Relating to the Common Stock.

(a) Each share of Common Stock of the corporation shall have identical rights and privileges in every respect. The holders of shares of Common Stock shall be entitled to vote upon all matters submitted to a vote of the stockholders of the corporation and shall be entitled to one vote for each share of Common Stock held.

(b) Subject to the prior rights and preferences, if any, applicable to shares of the Preferred Stock or any series thereof, the holders of shares of the Common Stock shall be entitled to receive such dividends (payable in cash, stock or otherwise) as may be declared thereon by the Board of Directors at any time and from time to time out of any funds of the corporation legally available therefor.

(c) In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock or any series thereof, the holders of shares of the Common Stock shall be entitled to receive all of the remaining assets of the corporation available for distribution to its stockholders, ratably in proportion to the number of shares of the

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Common Stock held by them. A liquidation, dissolution or winding-up of the corporation, as such terms are used in this subparagraph (c), shall not be deemed to be occasioned by or to include any merger of the corporation with or into one or more corporations or other entities, any acquisition or exchange of the outstanding shares of one or more classes or series of the corporation or any sale, lease, exchange or other disposition of all or apart of the assets of the corporation.”

“RESOLVED, that the Board of Directors of the Corporation deems and declares advisable an amendment to the Certificate of Incorporation of the Corporation to amend Article ELEVENTH to read in its entirety as follows:

ELEVENTH: The following provisions are included for the purpose of ensuring that control and management of the corporation remain with citizens of the United States and corporations formed under the laws of the Unites States or any of the states of the United States, as required by the Communications Act of 1934, as the same may be amended from time to time:

(a) The corporation shall not issue to a) a person who is a citizen of a country other than the United States; any entity organized under the laws of a government other than the government of the United States or any state, territory, or possession of the United States; a government other than the government of the United States or of any state, territory, or possession of the United States; or a representative of, or an individual or entity controlled by, any of the foregoing (individually, an “Alien”; collectively, “Aliens”) any shares of capital stock of the corporation if such issuance would result in the total number of shares of such capital stock held or voted by Aliens (or for or by the account of Aliens) exceeding 25% of (x) the total equity of the corporation outstanding at any time and from time to time or (y) the total voting power of all shares of such capital stock outstanding and entitled to vote at any time and from time to time and shall nor permit the transfer on the books of the corporation of any capital stock to any Alien that would result in the total number of shares of such capital stock held or voted by Aliens (or for or by the account of Aliens) exceeding such 25% limits.

(b) No Alien or Aliens, individually or collectively, directly or indirectly, shall be entitled to vote or direct or control the vote of more than 25% of a. the total equity of the corporation outstanding at any time and from time to time or the total voting power of all shares of capital stock of the corporation outstanding and entitled to vote at any time and from time to time, and issuances and transfers of capital stock of the corporation in violation of this subsection (b) shall be prohibited.

(c) The Board of Directors shall have all powers necessary to implement the provisions of this Article ELEVENTH and to ensure compliance with the alien ownership restrictions (the “Alien Ownership Restrictions”) of the

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Communications Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time (collectively, the “Communications Act”), including, without limitation, the power to prohibit the transfer of any shares of capital stock of the corporation to any Alien and to take or cause to be taken such action as it deems appropriate to implement such prohibition, including placing a legend regarding restrictions on foreign ownership of the capital stock on certificates representing such stock.

(d) Without limiting the generality of the foregoing and notwithstanding any other provision of this Restated Certificate of Incorporation to the contrary, all shares of capital stock of the corporation determined by the Board of Directors to be owned beneficially by an Alien or Aliens or an entity directly or indirectly owned by Aliens in whole or in part shall always be subject to redemption by the corporation by action of the Board of Directors, pursuant to Section 151 of the General Corporation Law of the State of Delaware, or any other applicable provision of law, to the extent necessary in the judgment of the Board of Directors to comply with the Alien Ownership Restrictions. The terms and conditions of such redemption shall be as follows:

(i) the redemption price of the shares to be redeemed pursuant to this Article ELEVENTH shall be equal to the lower of a) the fair market value of the shares to be redeemed, as determined by the Board of Directors in good faith, and such Alien’s purchase price for such shares;

(ii) the redemption price of such shares may be paid in cash, securities or any combination thereof;

(iii) if less than all the shares held by Aliens are to be redeemed, the shares to be redeemed shall be selected in any manner determined by the Board of Directors to be fair and equitable;

(iv) at least 10 days’ written notice of the redemption date shall be given to the holders of record of the shares selected to be redeemed (unless waived in writing by any such holder), provided that the redemption date may be the date on which written notice shall be given to holders if the cash or securities necessary to effect the redemption shall have been deposited in trust for the benefit of such holders and subject to immediate withdrawal by them upon surrender of the stock certificates for their shares to be redeemed duly endorsed in blank or accompanied by duly executed proper instruments of transfer;

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(v) from and after the redemption date, the shares to be redeemed shall cease to be regarded as outstanding and any and all rights of the holders in respect of the shares to be redeemed or attaching to such shares of whatever nature (including without limitation any rights to vote or participate in dividends declared on stock of the same class or series as such shares) shall cease and terminate, and the holders thereof thereafter shall be entitled only to receive the cash or securities payable upon redemption; and

(vi) such other terms and conditions as the Board of Directors shall determine.

For purposes of this Article ELEVENTH, the determination of beneficial ownership of shares of capital stock of the corporation shall be made pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, unless otherwise required by the Alien Ownership Restrictions.”

SECOND, that in lieu of a meeting and vote of stockholders, the stockholders of the Corporation have given written consent to said amendments in accordance with the provisions of Section 228(a) of the General Corporation Law of the State of Delaware.

THIRD, that the previously stated amendments to the Certificate of Incorporation of the Corporation were duly adopted by the stockholders of the Corporation in accordance with the provisions of Section 242 and of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has executed this Certificate this 13th day of February, 1997.

CAPSTAR BROADCASTING PARTNERS, INC.

By:	/s/ R. Steven Hicks
R. Steven Hicks, President

6

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

CAPSTAR BROADCASTING PARTNERS, INC.

(Incorporated on October 11,1996)

(Pursuant to Section 242 of the General Corporation

Law of the State of Delaware)

Capstar Broadcasting Partners, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies:

FIRST, that the board of directors of the Corporation duly adopted resolutions proposing and declaring advisable the following amendments to the Certificate of Incorporation of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware:

“RESOLVED, that the Board of Directors of the Corporation deems and declares advisable an amendment to the Certificate of Incorporation of the Corporation to amend Article FOURTH to read in its entirety as follows:

FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 260,000,000 shares consisting of (a) 10,000,000 shares of preferred stock, par value of One Cent ($.01) per share (the “Preferred Stock”), (b) 200,000,000 shares of Class A Common Stock, par value of One Cent ($.01) per share (the “Class A Common Stock”), and (c) 50,000,000 shares of Class B Common Stock, par value of One Cent ($.01) per share (the “Class B Common Stock) (the Class A Common Stock and Class B Common Stock, collectively, the “Common Stock”).

The designations, powers, preferences, rights, qualifications, limitations, and restrictions of the Preferred Stock and the Common Stock are as follows:

1.	Reclassification of Existing Capital Stock.

(a) Subject to paragraph (b) below, upon the filing of this Certificate of Amendment to Certificate of Incorporation, each share of Common Stock, par value of One Cent ($.01) per share, of the Corporation then outstanding shall be reclassified into one share of the Class A Common Stock (such reclassification being the “Reclassification”), and thereupon the authorized capital stock of the Corporation shall be as provided in the first paragraph of Article FOURTH above.

(b) After the Reclassification, each holder of the shares of capital stock of the Corporation being reclassified as provided herein shall be entitled to receive, upon surrender at the office of the Corporation or the transfer agent for the Common Stock of such holder’s certificate or certificates representing the shares being reclassified, duly endorsed in blank or accompanied by duly executed proper instruments of transfer, as promptly as practicable after such surrender one or more certificates evidencing the Class A Common Stock issuable to such holder in respect of the Reclassification. After the Reclassification, pending the issuance and delivery of such certificates in accordance herewith, the certificate or certificates evidencing the shares of capital stock being reclassified shall be deemed to evidence the shares of Class A Common Stock issuable upon the Reclassification.

2.	Provisions Relating to the Preferred Stock.

(a) The Preferred Stock may be issued from time to time in one or more classes or series, the shares of each class or series to have such designations, powers, preferences and rights and such qualifications, limitations and restrictions thereof as are stated and expressed herein and in the resolution or resolutions providing for the issue of such class or series adopted by the Board of Directors of the corporation as hereafter prescribed.

(b) Authority is hereby expressly granted to and vested in the Board of Directors to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, and with respect to each class or series of the Preferred Stock, to fix and state by the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

(i) whether or not the class or series is to have voting rights, full, special or limited, or is to be without voting rights, and whether or not such class or series is to be entitled to vote as a separate class either alone or together with the holders of one or more other classes or series of stock:

(ii) the number of shares to constitute the class or series and the designations thereof;

(iii) the preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to any class or series;

(iv) whether or not the shares of any class or series shall be redeemable at the option of the corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable in the form of cash, notes, securities or other property) and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

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(v) whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the annual amount thereof and the terms and provisions relative to the operation thereof;

(vi) the dividend rate, whether dividends are payable in cash, securities of the corporation or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividends shall be cumulative or noncumulative and, if cumulative, the date or dates from which such dividends shall accumulate;

(vii) the preferences, if any, and the amounts thereof which the holders of any class or series thereof shall be entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the corporation;

(viii) whether or not the shares of any class or series, at the option of the corporation or the holder thereof or upon the happening of any specified event, shall be convertible into or exchangeable for the shares of any other class or classes or of any other series of the same or any other class or classes of stock, securities, or other property of the corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

(ix) such other special rights and protective provisions respect to any class or series as may to the Board of Directors seem advisable.

(c) The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any or all of the foregoing respects. The Board of Directors may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any other class or series. The Board of Directors may decrease the number of shares of the Preferred Stock designated for any existing class or series by a resolution subtracting from such class or series authorized and unissued shares of the Preferred Stock designated for such existing class or series, and the shares so subtracted shall become authorized, unissued and undesignated shares of the Preferred Stock.

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3.	Provisions Relating to the Common Stock.

(a) General. Except as otherwise provided herein or as otherwise provided by applicable law, all shares of Common Stock shall have identical rights and privileges in every respect.

(b) Dividends. Subject to the prior rights and preferences, if any, applicable to shares of the Preferred Stock, the holders of the Common Stock shall be entitled to participate ratably, on a share-for-share basis as if all shares were of a single class, in such dividends, whether in cash, stock or otherwise, as may be declared by the Board of Directors from time to time out of funds of the Corporation legally available therefor; provided, however, that any dividends payable in shares of Common Stock (or payable in rights to subscribe for or purchase shares of Common Stock or securities or indebtedness convertible into snares of Common Stock) shall be declared and paid at the same rate on each class of Common Stock and only in shares of Class A Common Stock (or rights to subscribe for or purchase shares of Class A Common Stock or securities or indebtedness convertible into shares of Class A Common Stock) to holders of Class A Common Stock, and in shares of Class B Common Stock (or rights to subscribe for or purchase shares of Class B Common Stock or securities or indebtedness convertible into shares of Class B Common Stock) to holders of Class B Common Stock.

(c) Voting. The holders of Class A Common Stock shall be entitled to one vote per share with respect to all matters submitted to a vote of stockholders. The Class B Common Stock shall not be entitled to vote, except as required by law.

(d) Adjustments for Stock Splits and Stock Dividends. The Corporation shall treat the shares of Common Stock identically in respect of any subdivisions or combinations (for example, if the Corporation effects a two-for-one stock split with respect to the Class A Common Stock, it shall at the same time effect a two-for-one stock split with respect to the Class B Common Stock).

(e) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation, after all creditors of the Corporation shall have been paid in full and after payment of all sums payable in respect of Preferred Stock, if any, the holders of the Common Stock shall share ratably on a share-for-share basis in all distributions of assets pursuant to such voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation. For the purposes of this paragraph (e), neither the merger nor the consolidation of the Corporation into or with another entity or the merger or consolidation of any other entity into or with the Corporation, or the sale, transfer, or other disposition of all or substantially all the assets of the Corporation, shall be deemed to be a voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation.

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(f) Consideration in Substantial Transaction. In any merger, consolidation or business combination, the per share consideration received by the holders of the Common Stock must be economically identical, except that in any such transaction, any capital stock issued to holders of Common Stock may differ as to rights to the same extent as the rights of the classes of Common Stock authorized hereby differ.

(g) Conversion. Subject to required consent of the Federal Communication Commission (the “FCC”), if any, the shares of Class B Common Stock shall be convertible in whole or in part at any time at the option of the holder or holders thereof into an equal number of fully paid and non-assessable shares of Class A Common Stock, for no additional consideration. At the time of any such conversion or, in the event such conversion requires the consent of the FCC, at the time the FCC order approving such a conversion becomes a final order, the holder or holders of Class B Common Stock shall deliver to the office of the Corporation or any transfer agent for the Common Stock the certificate or certificates representing the shares of Class B Common Stock to be converted, duly endorsed in blank or accompanied by duly executed proper instruments of transfer, and written notice to the Corporation stating that such holder or holders elects) to convert such share or shares and stating the name and addresses in which each certificate for shares of Class A Common Stock issued upon such conversion is to be issued. Conversion shall be deemed to have been effected at the time and date when such delivery is made to the Corporation or the transfer agent of the shares to be converted, and the person exercising such voluntary conversion shall be deemed to be the holder of record of the number of shares of Class A Common Stock issuable upon such conversion at such time. As promptly as practicable following any holder’s conversion of shares of Class B Common Stock, the Corporation shall issue and deliver to the converting holder or to such holder’s transferee, as the case may be, one or more certificates (as such holder may request) evidencing the shares of Class A Common Stock issuable in respect of the applicable conversion and if the certificates surrendered by the converting holder evidence more shares of Class B Common Stock than the holder has elected to convert, one or more certificates (as such holder may request) evidencing the shares of Class B Common Stock which have not been converted. Pending the issuance and delivery of the foregoing certificates, the certificate or certificates evidencing the shares of Class B Common Stock that have been surrendered for conversion shall be deemed to evidence the shares of Class A Common Stock issuable upon such conversion. Any dividends declared and not paid on shares of Class B Common Stock prior to their conversion as provided above shall be paid, on the payment date, to the holder or holders entitled thereto on the record date for such dividend payment, notwithstanding such conversion; provided, however, that such holder or holders shall not be entitled to receive the corresponding dividends declared but not paid on the shares of Class A Common Stock issuable upon such conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversions provided for herein, such number of shares of Class A Common Stock as shall from time to time be sufficient to effect the conversions provided for herein and shall take all such corporate action as may be necessary to assure that such shares of Class A Common Stock shall be validly issued, fully paid and non-assessable upon conversion of all of the outstanding shares of Class B Common Stock; moreover, if at any time the number of authorized but unissued shares of Class A Common Stock shall not be

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sufficient to effect the conversions provided for herein, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Class A Common Stock to such number of shares as shall be sufficient for such purpose.

SECOND, that in lieu of a meeting and vote of stockholders, the stockholders of the Corporation have given written consent to said amendments in accordance with the provisions of Section 228(a) of the General Corporation Law of the State of Delaware.

THIRD, that the previously stated amendments to the Certificate of Incorporation of the Corporation were duly adopted by the stockholders of the Corporation in accordance with the provisions of Section 242 and of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has executed this Certificate this 19th day of February, 1997.

CAPSTAR BROADCASTING PARTNERS, INC.

By:	/s/ ERIC C. NEUMAN
ERIC C. NEUMAN. EXECUTIVE VICE PRESIDENT

6

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

CAPSTAR BROADCASTING PARTNERS, INC.

(Incorporated on October 11, 1996)

(Pursuant to Section 242 of the General Corporation

Law of the State of Delaware)

Capstar Broadcasting Partners, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies:

FIRST, that the board of directors of the Corporation duly adopted resolutions proposing and declaring advisable the following amendments to the Certificate of Incorporation of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware:

“RESOLVED, that the Board of Directors of the Corporation deems and declares advisable an amendment to the Certificate of Incorporation of the Corporation to amend Article FOURTH to read in its entirety as follows;

FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 260,000,000 shares consisting of (a) 10,000,000 shares of preferred stock, par value of One Cent ($.01) per share (the “Preferred Stock”), (b) 200,000,000 shares of Class A Common Stock, par value of One Cent ($.01) per share (the “Class A Common Stock”), and (c) 50,000,000 shares of Class B Common Stock, par value of One Cent ($.01) per share (the “Class B Common Stock) (the Class A Common Stock and Class B Common Stock, collectively, the “Common Stock”).

The designations, powers, preferences, rights, qualifications, limitations, and restrictions of the Preferred Stock and the Common Stock are as follows:

1.	Reclassification of Existing Capital Stock.

(a) Subject to paragraph (b) below, upon the filing of this Certificate of Amendment to Certificate of Incorporation, each share of Common Stock, par value of One Cent ($.01) per share, of the Corporation then outstanding shall be reclassified into one share of the Class A Common Stock (such reclassification being the “Reclassification”), and thereupon the authorized capital stock of the Corporation shall be as provided in the first paragraph of Article FOURTH above.

(b) After the reclassification, each holder of the shares of capital stock of the Corporation being reclassified as provided herein shall be entitled to receive, upon surrender at the office of the Corporation or the transfer agent for the Common Stock of such holder’s certificate or certificates representing the shares being reclassified, duly endorsed in blank or accompanied by duly executed proper instruments of transfer, as promptly as practicable after such surrender one or more certificates evidencing the Class A Common Stock issuable to such holder in respect of the Reclassification. After the Reclassification, pending the issuance and delivery of such certificates in accordance herewith, the certificate or certificates evidencing the shares of capital stock being reclassified shall be deemed to evidence the shares of Class A Common Stock issuable upon the Reclassification

2.	Provisions Relating to the Preferred Stock.

(a) The Preferred Stock may be issued from time to time in one or more classes or series, the shares of each class or series to have such designations, powers, preferences and rights and such qualifications, limitations and restrictions thereof as are stated and expressed herein and in the resolution or resolutions providing for the issue of such class or series adopted by the Board of Directors of the corporation as hereafter prescribed.

(b) Authority is hereby expressly granted to and vested in the Board of Directors to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, and with respect to each class or series of the Preferred Stock, to fix and state by the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

(i) whether or not the class or series is to have voting rights, full, special or limited, or is to be without voting rights, and whether or not such class or series is to be entitled to vote as a separate class either alone or together with the holders of one or more other classes or series of stock;

(ii) the number of shares to constitute the class or series and the designations thereof;

(iii) the preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to any class or series;

(iv) whether or not the shares of any class or series shall be redeemable at the option of the corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable in the form of cash, notes, securities or other property) and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

2

(v) whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the annual amount thereof and the terms and provisions relative to the operation thereof;

(vi) the dividend rate, whether dividends are payable in cash, securities of the corporation or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividends shall be cumulative or noncumulative and, if cumulative, the date or dates from which such dividends shall accumulate;

(vii) the preferences, if any, and the amounts thereof which the holders of any class or series thereof shall be entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the corporation;

(viii) whether or not the shares of any class or series, at the option of the corporation or the holder thereof or upon the happening of any specified event, shall be convertible into or exchangeable for the shares of any other class or classes or of any other series of the same or any other class or classes of stock, securities, or other property of the corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

(ix) such other special rights and protective provisions with respect to any class or series as may to the Board of Directors seem advisable.

(c) The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any or all of the foregoing respects. The Board of Directors may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any other class or series. The Board of Directors may decrease the number of shares of the Preferred Stock designated for any existing class or series by a resolution subtracting from such class or series authorized and unissued shares of the Preferred Stock designated for such existing class or series, and the shares so subtracted shall become authorized, unissued and undesignated shares of the Preferred Stock.

3

3.	Provisions Relating to the Common Stock.

(a) General. Except as otherwise provided herein or as otherwise provided by applicable law, all shares of Common Stock shall have identical rights and privileges in every respect.

(b) Dividends. Subject to the prior rights and preferences, if any, applicable to shares of the Preferred Stock, the holders of the Common Stock shall be entitled to participate ratably, on a share-for-share basis as if all shares were of a single class, in such dividends, whether in cash, stock or otherwise, as may be declared by the Board of Directors from time to time out of funds of the Corporation legally available therefor; provided, however that any dividends payable in shares of Common Stock (or payable in rights to subscribe for or purchase shares of Common Stock or securities or indebtedness convertible into shares of Common Stock) shall be declared and paid at the same rate on each class of Common Stock and only in shares of Class A Common Stock (or rights to subscribe for or purchase shares of Class A Common Stock or securities or indebtedness convertible into shares of Class A Common Stock) to holders of Class A Common Stock, and in shares of Class B Common Stock (or rights to subscribe for or purchase shares of Class B Common Stock or securities or indebtedness convertible into shares of Class B Common Stock) to holders of Class B Common Stock.

(c) Voting. The holders of Class A Common Stock shall be entitled to one vote per share with respect to all matters submitted to a vote of stockholders. The Class B Common Stock shall not be entitled to vote, except as required by law, provided, however, that the Class B Common Stock shall not have the right to vote on any matter if such right would cause the Class B Common Stock to become voting securities within the meaning of 12 C.F.R. 225.2(p), as that section may be amended from time to time.

(d) Adjustments for Stock Splits and Stock Dividends. The Corporation shall treat the shares of Common Stock identically in respect of any subdivisions or combinations (for example, if the Corporation effects a two-for-one stock split with respect to the Class A Common Stock, it shall at the same time effect a two-for-one stock split with respect to the Class B Common Stock).

(e) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation, after all creditors of the Corporation shall have been paid in full and after payment of all sums payable in respect of Preferred Stock, if any, the holders of the Common Stock shall share ratably on a share-for-share basis in all distributions of assets pursuant to such voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation. For the purposes of this paragraph (e), neither the merger nor the consolidation of the Corporation into or with another entity or the merger or consolidation of any other entity into or with the Corporation, or the sale, transfer, or other disposition of all or substantially all the assets of the Corporation, shall be deemed to be a voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation.

4

(f) Consideration in Substantial Transaction. In any merger, consolidation or business combination, the per share consideration received by the holders of the Common Stock must be economically identical, except that in any such transaction, any capital stock issued to holders of Common Stock may differ as to rights to the same extent as the rights of the classes of Common Stock authorized hereby differ.

(g) Conversion. Subject to required consent of the Federal Communication Commission (the “FCC”), if any, the shares of Class B Common Stock shall be convertible in whole or in part at any time at the option of the holder or holders thereof if such holder(s) is not a Regulated Entity (as defined below) into an equal number of fully paid and non-assessable shares of Class A Common Stock, for no additional consideration. “Regulated Entity” means (i) any entity that is a “bank holding company” (as defined in Section 2(a) of the Bank Holding Company Act of 1956, as amended (the “BHC Act”)) or any non-bank subsidiary of such an entity and (ii) any entity, that pursuant to Section 8(a) of the International Banking Act of 1978, as amended, is subject to the provisions of the BHC Act or any non-bank subsidiary of such an entity. At the time of any such conversion or, in the event such conversion requires the consent of the FCC, at the time the FCC order approving such a conversion becomes a final order, the holder or holders of Class B Common Stock shall deliver to the office of the Corporation or any transfer agent for the Common Stock the certificate or certificates representing the shares of Class B Common Stock to be converted, duly endorsed in blank or accompanied by duly executed proper instruments of transfer, and written notice to the Corporation stating that such holder or holders elect(s) to convert such share or shares and stating the name and addresses in which each certificate for shares of Class A Common Stock issued upon such conversion is to be issued. Conversion shall be deemed to have been effected at the time and date when such delivery is made to the Corporation or the transfer agent of the shares to be converted, and the person exercising such voluntary conversion shall be deemed to be the holder of record of the number of shares of Class A Common Stock issuable upon such conversion at such time. As promptly as practicable following any holder’s conversion of shares of Class B Common Stock, the Corporation shall issue and deliver to the converting holder or to such holder’s transferee, as the case may be, one or more certificates (as such holder may request) evidencing the shares of Class A Common Stock issuable in respect of the applicable conversion and if the certificates surrendered by the converting holder evidence more shares of Class B Common Stock than the holder has elected to convert, one or more certificates (as such holder may request) evidencing the shares of Class B Common Stock which have not been converted. Pending the issuance and delivery of the foregoing certificates, the certificate or certificates evidencing the shares of Class B Common Stock that have been surrendered for conversion shall be deemed to evidence the shares of Class A Common Stock issuable upon such conversion. Any dividends declared and not paid on shares of Class B Common Stock prior to their conversion as provided above shall be paid, on the payment date, to the holder or holders entitled thereto on the record date for such dividend payment, notwithstanding such conversion; provided, however, that such holder or holders shall not be entitled to receive the corresponding dividends declared but not paid on the shares of

5

Class A Common Stock issuable upon such conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversions provided for herein, such number of shares of Class A Common Stock as shall from time to time be sufficient to effect the conversions provided for herein and shall take all such corporate action as may be necessary to assure that such shares of Class A Common Stock shall be validly issued, fully paid and non-assessable upon conversion of all of the outstanding shares of Class B Common Stock; moreover, if at any time the number of authorized but unissued shares of Class A Common Stock shall not be sufficient to effect the conversions provided for herein, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Class A Common Stock to such number of shares as shall be sufficient for such purpose.

(h) Transferability. Notwithstanding any other provision contained in this Certificate of Incorporation, if a holder of the Class B Common Stock is a Regulated Entity, such holder may transfer the Class B Common Stock only under the following circumstances: (i) in a widely distributed public offering; (ii) in a transfer pursuant to Rule 144 under the Securities Act of 1933 or any similar rule then in force; (iii) in a transfer constituting two percent or less of the outstanding shares of the Class B Common Stock; (iv) in a transfer to a person if such person already owns or has negotiated to purchase at least a majority of the Class A Common Stock; (v) in a transfer to the Corporation; (vi) in a transfer to an affiliate of such holder or to any other Regulated Entity; or (vii) in any method of transfer permitted by the Board of Governors of the Federal Reserve System.

SECOND, that in lieu of a meeting and vote of stockholders, the stockholders of the Corporation have given written consent to said amendments in accordance with the provisions of Section 228(a) of the General Corporation Law of the State of Delaware.

THIRD, that the previously stated amendments to the Certificate of Incorporation of the Corporation were duly adopted by the stockholders of the Corporation in accordance with the provisions of Section 242 and of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has executed this Certificate this 24th day of April, 1997.

CAPSTAR BROADCASTING PARTNERS, INC.

By:	/s/ R Steven Hicks
R Steven Hicks
President

6

CERTIFICATE OF CORRECTION

OF

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

CAPSTAR BROADCASTING PARTNERS, INC.

(Pursuant to Section 103(f) of the

General Corporation Law of the State of Delaware)

Capstar Broadcasting Partners, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies:

That paragraph FIRST of the Certificate of Amendment to Certificate of Incorporation (“Certificate of Amendment”), filed with the Delaware Secretary of State on April 25, 1997, incorrectly purported to amend Article FOURTH to provide for a reclassification of the Corporation’s then outstanding Common Stock into Class A Common Stock when the intent of the Corporation was not to reclassify its existing Common Stock. Thus, paragraph FIRST of the Certificate of Amendment in its corrected form should read as follows:

FIRST, that the board of directors of the Corporation duly adopted resolutions proposing and declaring advisable the following amendments to the Certificate of Incorporation of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware:

“RESOLVED, that the Board of Directors of the Corporation deems and declares advisable an amendment to the Certificate of Incorporation of the Corporation to amend Article FOURTH to read in its entirety as follows:

FOURTH; The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 260,000,000 shares consisting of (a) 10,000,000 shares of preferred stock, par value of One Cent ($.01) per share (the “Preferred Stock”), (b) 200,000,000 shares of Class A Common Stock, par value of One Cent ($.01) per share (the “Class A Common Stock”), and (c) 50,000,000 shares of Class B Common Stock, par value of One Cent ($.01) per share (the “Class B Common Stock”) (the Class A Common Stock and Class B Common Stock, collectively, the “Common Stock”).

The designations, powers, preferences, rights, qualifications, limitations, and restrictions of the Preferred Stock and the Common Stock are as follows:

1.	Provisions Relating to the Preferred Stock.

(a) The Preferred Stock may be issued from time to time in one or more classes or series, the shares of each class or series to have such designations, powers, preferences and rights and such qualifications, limitations and restrictions thereof as are stated and expressed herein and in the resolution or resolutions providing for the issue of such class or series adopted by the Board of Directors of the corporation as hereafter prescribed.

(b) Authority is hereby expressly granted to and vested in the Board of Directors to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, and with respect to each class or series of the Preferred Stock, to fix and state by the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

(i) whether or not the class or series is to have voting rights, full, special or limited, or is to be without voting rights, and whether or not such class or series is to be entitled to vote as a separate class either alone or together with the holders of one or more other classes or series of stock;

(ii) the number of shares to constitute the class or series and the designations thereof;

(iii) the preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to any class or series;

(iv) whether or not the shares of any class or series shall be redeemable at the option of the corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable in the form of cash, notes, securities or other property) and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

(v) whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the annual amount thereof and the terms and provisions relative to the operation thereof;

(vi) the dividend rate, whether dividends are payable in cash, securities of the corporation or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividends shall be cumulative or noncumulative and, if cumulative, the date or dates from which such dividends shall accumulate;

(vii) the preferences, if any, and the amounts thereof which the holders of any class or series thereof shall be entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the corporation;

(viii) whether or not the shares of any class or series, at the option of the corporation or the holder thereof or upon the happening of any specified event, shall be convertible into or exchangeable for the shares of any other class or classes or of any other series of the same or any other class or classes of stock, securities, or other property of the corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

(ix) such other special rights and protective provisions with respect to any class or series as may to the Board of Directors seem advisable.

(c) The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any or all of the foregoing respects. The Board of Directors may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any other class or series. The Board of Directors may decrease the number of shares of’ the Preferred Stock designated for any existing class or series by a resolution subtracting from such class or series authorized and unissued shares of the Preferred Stock designated for such existing class or series, and the shares so subtracted shall become authorized, unissued and undesignated shares of the Preferred Stock.

2.	Provisions Relating to the Common Stock.

(a) General. Except as otherwise provided herein or as otherwise provided by applicable law, all shares of Common Stock shall have identical rights and privileges in every respect.

(b) Dividends. Subject to the prior rights and preferences, if any, applicable to shares of the Preferred Stock, the holders of the Common Stock shall be entitled to participate ratably, on a share-for-share basis as if all shares were of a single class, in such dividends, whether in cash, stock or otherwise, as may be declared by the Board of Directors from time to time out of funds of the Corporation legally available therefor; provided, however, that any dividends payable in shares of Common Stock (or payable in rights to subscribe for or purchase shares of

Common Stock or securities or indebtedness convertible into shares of Common Stock) shall be declared and paid at the same rate on each class of Common Stock and only in shares of Class A Common Stock (or rights to subscribe for or purchase shares of Class A Common Stock or securities or indebtedness convertible into shares of Class A Common Stock) to holders of Class A Common Stock, and in shares of Class B Common Stock (or rights to subscribe for or purchase shares of Class B Common Stock or securities or indebtedness convertible into shares of Class B Common Stock) to holders of Class B Common Stock.

(c) Voting. The holders of Class A Common Stock shall be entitled to one vote per share with respect to all matters submitted to a vote of stockholders. The Class B Common Stock shall not be entitled to vote, except as required by law; provided, however, that the Class B Common Stock shall not have the right to vote on any matter if such right would cause the Class B Common Stock to become voting securities within the meaning of 12 C.F.R. 225.2(p), as that section may be amended from time to time.

(d) Adjustments for Stock Splits and Stock Dividends. The Corporation shall treat the shares of Common Stock identically in respect of any subdivisions or combinations (for example, if the Corporation effects a two-for-one stock split with respect to the Class A Common Stock, it shall at the same time effect a two-for-one stock split with respect to the Class B Common Stock).

(e) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation, after all creditors of the Corporation shall have been paid in full and after payment of all sums payable in respect of Preferred Stock, if any, the holders of the Common Stock shall share ratably on a share-for-share basis in all distributions of assets pursuant to such voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation. For the purposes of this paragraph (e), neither the merger nor the consolidation of the Corporation into or with another entity or the merger or consolidation of any other entity into or with the Corporation, or the sale, transfer, or other disposition of all or substantially all the assets of the Corporation, shall be deemed to be a voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation.

(f) Consideration in Substantial Transaction. In any merger, consolidation or business combination, the per share consideration received by the holders of the Common Stock must be economically identical, except that in any such transaction, any capital stock issued to holders of Common Stock may differ as to rights to the same extent as the rights of the classes of Common Stock authorized hereby differ.

(g) Conversion. Subject to required consent of the Federal Communication Commission (the “FCC”), if any, the shares of Class B Common Stock shall be convertible in whole or in part at any time at the option of the holder or holders thereof if such holder(s) is not a Regulated Entity (as defined below) into an equal number of fully paid and non-assessable shares of Class A Common Stock for no additional consideration. “Regulated Entity” means (i) any entity that is a “bank holding company” (as defined in Section 2(a) of the Bank Holding Company Act of 1956, as amended (the “BHC Act”)) or any non-bank subsidiary of such an entity and (ii) any entity, that pursuant to Section 8(a) of the International Banking Act of 1978, as amended, is subject to the provisions of the BHC Act or any non-bank subsidiary of such an entity. At the time of any such conversion or, in the event such conversion requires the consent of the FCC, at the time the FCC order approving such a conversion becomes a final order, the holder or holders of Class B Common Stock shall deliver to the office of the Corporation or any transfer agent for the Common Stock the certificate or certificates representing the shares of Class B Common Stock to be converted, duly endorsed in blank or accompanied by duly executed proper instruments of transfer, and written notice to the Corporation stating that such holder or holders elect(s) to convert such share or shares and stating the name and addresses in which each certificate for shares of Class A Common Stock issued upon such conversion is to be issued. Conversion shall be deemed to have been effected at the time and date when such delivery is made to the Corporation or the transfer agent of the shares to be converted, and the person exercising such voluntary conversion shall be deemed to be the holder of record of the number of shares of Class A Common Stock issuable upon such conversion at such time. As promptly as practicable following any holder’s conversion of shares of Class B Common Stock, the Corporation shall issue and deliver to the converting holder or to such holder’s transferee, as the case may be, one or more certificates (as such holder may request) evidencing the shares of Class A Common Stock issuable in respect of the applicable conversion and if the certificates surrendered by the converting holder evidence more shares of Class B Common Stock than the holder has elected to convert, one or more certificates (as such holder may request) evidencing the shares of Class B Common Stock which have not been converted. Pending the issuance and delivery of the foregoing certificates, the certificate or certificates evidencing the shares of Class B Common Stock that have been surrendered for conversion shall be deemed to evidence the shares of Class A Common Stock issuable upon such conversion. Any dividends declared and not paid on shares of Class B Common Stock prior to their conversion as provided above shall be paid, on the payment date, to the holder or holders entitled thereto on the record date for such dividend payment, notwithstanding such conversion; provided, however, that such holder or holders shall not be entitled to receive the corresponding dividends declared but not paid on the shares of Class A Common Stock issuable upon such conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversions provided for herein, such number of shares of Class A Common Stock as shall from time to time be sufficient to effect the conversions provided for herein and shall take all such corporate action as may be necessary to assure that such shares of Class A Common Stock shall be validly issued, fully paid and non-assessable upon conversion of all of the outstanding shares of Class B Common Stock; moreover, if at any time the number of authorized but unissued shares of Class A Common Stock shall not be sufficient to effect the conversions provided for herein, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Class A Common Stock to such number of shares as shall be sufficient for such purpose.

(h) Transferability. Notwithstanding any other provision contained in this Certificate of Incorporation, if a holder of the Class B Common Stock is a Regulated Entity, such holder may transfer the Class B Common Stock only under the following circumstances: (i) in a widely distributed public offering; (ii) in a transfer pursuant to Rule 144 under the Securities Act of 1933 or any similar rule then in force; (iii) in a transfer constituting two percent or less of the outstanding shares of the Class B Common Stock; (iv) in a transfer to a person if such person already owns or has negotiated to purchase at least a majority of the Clan A Common Stock; (v) in the transfer to the Corporation; (vi) in a transfer to an Affiliate of such holder or to any other Regulated Entity; or (vii) in any method of transfer permitted by the Board of Governors of the Federal Reserve System.

IN WITNESS WHEREOF, CAPSTAR BROADCASTING PARTNERS, INC. has caused this Certificate of Correction to be executed by its duly authorized officer this 6th day of May, 1997.

CAPSTAR BROADCASTING PARTNERS, INC.

By:	/s/ R. Steven Hicks
R. Steven Hicks
President

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

CAPSTAR BROADCASTING PARTNERS, INC

(Incorporated on October 11, 1996)

(Pursuant to Section 242 of the General Corporation

Law of the State of Delaware)

Capstar Broadcasting Partners, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies:

FIRST, that the board of directors of the Corporation duly adopted resolutions proposing and declaring advisable the following amendments to the Certificate of Incorporation of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware:

“RESOLVED, that the Board of Directors of the Corporation deems and declares advisable an amendment to the Certificate of Incorporation of the Corporation to amend the first paragraph of Article FOURTH to read as follows:

FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 360,000,000 shares consisting of (a) 10,000,000 shares of preferred stock, par value of One Cent ($.01) per share (the “Preferred Stock”), (b) 300,000,000 shares of Class A Common Stock, par value of One Cent ($.01) per share (the “Class A Common Stock”), and (c) 50,000,000 shares of Class B Common Stock, par value of One Cent ($.01) per share (the “Class B Common Stock”) (the Class A Common Stock and Class B Common Stock, collectively, the “Common Stock”).

SECOND, that in lieu of a meeting and vote of stockholders, the stockholders of the Corporation have given written consent to said amendments in accordance with the provisions of Section 228(a) of the General Corporation Law of the State of Delaware.

THIRD, that the previously stated amendments to the Certificate of Incorporation of the Corporation were duly adopted by the stockholders of the Corporation in accordance with the provisions of Section 242 and of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has executed this Certificate this 16th day of June, 1997.

CAPSTAR BROADCASTING PARTNERS, INC.

By:	/s/ Paul D. Stone
Paul D. Stone
Executive Vice President

2

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

CAPSTAR BROADCASTING PARTNERS, INC.

(Incorporated on October 11, 1996)

(Pursuant to Section 242 of the General Corporation Law of the State of Delaware)

Capstar Broadcasting Partners, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies:

FIRST, that the Board of Directors of the Corporation duly adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware:

RESOLVED, that the Board of Directors of the Corporation deems and declares advisable an amendment to the Certificate of Incorporation of the Corporation to amend Article FOURTH to read in its entirety as follows, and that such amendment be submitted to the stockholders of the Corporation for their consideration and approval:

FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 10,003,000 shares consisting of (a) 10,000,000 shares of preferred stock, par value of One Cent ($.01) per share (the “Preferred Stock”) and (b) 3,000 shares of Common Stock, par value of One Cent ($.01) per share (the “Common Stock”).

Upon the filing of this Certificate of Amendment to the Certificate of Incorporation with the Delaware Secretary of State, each share of Class A common stock of the Corporation and Class B common stock of the Company (the “Old Shares”) issued and outstanding immediately prior to such filing shall, without any action on the part of the holder thereof, be converted and reclassified into, and immediately represent 0.000003576126324231 validly issued, fully paid, and nonassessable share of Common Stock. Any fraction of a share of Common Stock that would otherwise result pursuant to the preceding sentence (after aggregating all fractional shares held by each stockholder) shall automatically be eliminated. Each certificate representing Old Shares shall thereafter represent that number of Common Stock determined by the previous sentences; provided, however, that each person holding of record a stock certificate or certificates representing Old Shares shall receive, upon surrender of such certificate of certificates, a new certificate or certificates evidencing and representing the number of shares of Common Stock to which such person is entitled.

The designations, powers, preferences, rights, qualifications, limitations, and restrictions of the Preferred Stock are as follows:

a. The Preferred Stock may be issued from time to time in one or more classes or series, the shares of each class or series to have such designations, powers, preferences and rights and such qualifications, limitations and restrictions thereof as are stated and expressed herein and in the resolution or resolutions providing for the issue of such class or series adopted by the Board of Directors of the corporation as hereafter prescribed.

b. Authority is hereby expressly granted to and vested in the Board of Directors to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, and with respect to each class or series of the Preferred Stock, to fix and state by the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

i. whether or not the class or series is to have voting rights, full, special or limited, or is to be without voting rights, and whether or not such class or series is to be entitled to vote as a separate class either alone or together with the holders of one or more other classes or series of stock;

ii. the number of shares to constitute the class or series and the designations thereof;

iii. the preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to any class or series;

iv. whether or not the shares of any class or series shall be redeemable at the option of the corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable in the form of cash, notes, securities or other property) and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

v. whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the annual amount thereof and the terms and provisions relative to the operation thereof;

vi. the dividend rate, whether dividends are payable in cash, securities of the corporation or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividends shall be cumulative or noncumulative and, if cumulative, the date or dates from which such dividends shall accumulate;

vii. the preferences, if any, and the amounts thereof which the holders of any class or series thereof shall be entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the corporation;

viii. whether or not the shares of any class or series, at the option of the corporation or the holder thereof or upon the happening of any specified event, shall be convertible into or exchangeable for the shares of any other class or classes or of any other series of the same or any other class or classes of stock, securities, or other property of the corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

ix. such other special rights and protective provisions with respect to any class or series as may to the Board of Directors seem advisable.

c. The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any or all of the foregoing respects. The Board of Directors may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any other class or series. The Board of Directors may decrease the number of shares of the Preferred Stock designated for any existing class or series by a resolution subtracting from such class or series authorized and unissued shares of the Preferred Stock designated for such existing class or series, and the shares so subtracted shall become authorized, unissued and undesignated shares of the Preferred Stock.

SECOND, that in lieu of a meeting and vote of the stockholders of the Corporation, the holders of a majority of the outstanding shares of Common Stock of the Corporation have given written consent to said amendment in accordance with the provisions of Section 228(a) of the General Corporation Law of the State of Delaware.

THIRD, that the previously stated amendment to the Certificate of Incorporation of the Corporation was duly adopted by the holders of a majority of the outstanding shares of Common Stock of the Corporation in accordance with the provisions of Section 242 and the General Corporation Law of the State of Delaware.

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IN WITNESS WHEREOF, the undersigned has executed this Certificate this 10th day of August, 1999.

CAPSTAR BROADCASTING PARTNERS, INC.

By:	/s/ KATHY ARCHER
Name:	KATHY ARCHER
Title:	Vice President

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

CAPSTAR BROADCASTING PARTNERS, INC.

Capstar Broadcasting Partners, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify:

FIRST: That the Board of Directors of the Corporation has duly adopted a resolution setting forth the following proposed amendment to the Certificate of Incorporation (the “Amendment”), declaring the Amendment to be advisable and providing for the Amendment to be submitted to a vote of the sole stockholder of the Corporation. The resolution setting forth the Amendment is set forth below:

RESOLVED: That Article Four of the Certificate of Incorporation of the Corporation, be amended to read in its entirety as follows:

FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 1,000 shares of Common Stock, par value $0.01 per share.

SECOND: That pursuant to such resolution of the Board of Directors, such resolution was submitted to a vote of the sole stockholder of the Corporation in accordance with the General Corporation Law of the State of Delaware and the necessary number of shares as required by statute voted in favor of the Amendment.

THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

FOURTH: That this Certificate of Amendment of the Certificate of Incorporation shall be effective immediately.

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IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by Mark P. Mays, its President, this 26th day of December 2002.

CAPSTAR BROADCASTING PARTNERS, INC.

By:	/s/ Mark P. Mays
Mark P. Mays, President

CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE

AND OF REGISTERED AGENT

OF

CAPSTAR BROADCASTING PARTNERS, INC.

It is hereby certified that:

1. The name of the corporation (hereinafter called the “corporation”) is CAPSTAR BROADCASTING PARTNERS, INC.

2. The registered office of the corporation within the State of Delaware is hereby changed to 2711 Centerville Road, Suite 400, City of Wilmington 19808, County of New Castle.

3. The registered agent of the corporation within the State of Delaware is hereby changed to Corporation Service Company, the business office of which is identical with the registered office of the corporation as hereby changed.

4. The corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.

Signed on March 10, 2004.

/s/ Kenneth E. Wyker
Name:	Kenneth E. Wyker
Title:	Senior Vice President